UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): September 11, 2003


                              EAGLE BROADBAND, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)


                                      Texas
                                      -----
                 (State or other jurisdiction of incorporation)

                  0-20011                                76-0494995
                  -------                                ----------
         (Commission File Number)           (I.R.S. Employer Identification No.)


                 101 Courageous Drive, League City, Texas 77573
                 ----------------------------------------------
           (Address of principal executive offices including zip code)


                                 (281) 538-6000
                                 --------------
              (Registrant's telephone number, including area code)



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Item 4.  Changes in Registrant's Certifying Accountant

     (a) McManus & Co., P.C., resigned as the Registrant's independent accountant effective September 11, 2003. The independent accountant's report for the past two years did not contain an adverse opinion. During the past fiscal years and through September 11, 2003, there were no disagreements with McManus & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of McManus & Co. would have caused them to make reference thereto in their reports on the financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Registrant has provided McManus & Co. with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of McManus & Co.'s letter dated September 11, 2003, stating its agreement with such statements.

     (b) Effective September 11, 2003, the Registrant engaged Malone & Bailey, PLLC as its new independent accountants. Prior to the appointment of Malone & Bailey as independent accountants, the Registrant has not consulted Malone & Bailey with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired. Inapplicable.

         (b)      Pro Forma Financial Information. Inapplicable.

         (c)      Exhibits

         Exhibit Number             Exhibit Description
         --------------             -------------------

         16.1 Letter from McManus & Co., P.C. to the Securities and Exchange Commission dated September 11, 2003

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             EAGLE BROADBAND, INC.




                             By: /s/ H. Dean Cubley
                                 ------------------
                                 H. Dean Cubley
                                 Chief Executive Officer


DATE: September 11, 2003


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                                  Exhibit Index
                                  -------------

         Exhibit Number             Exhibit Description
         --------------             -------------------

                   16.1 Letter from McManus & Co., P.C. to the Securities and Exchange Commission dated September 11, 2003